SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

                                 August 4, 2008
                                (Date of Report)


                            ALANCO TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    0-9437
                            (Commission File No.)

               Arizona                                  86-0220694
      (State or other jurisdiction)         ( IRS Employer Identification No.)

               15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
              (Address of Principal Executive Office)      (Zip Code)

                                  (480)607-1010
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CRF 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4 ( c) under the Exchange Act (17 CFR 240.134-4(c))

Item 3.01

On July 29, 2008, Alanco Technologies, Inc. ("the Company") received a letter from NASDAQ indicating that the Company was out of compliance with Marketplace Rule 4351 and IM-4351 (the "Rules") concerning the issuance of Series D Preferred Stock. Following the Company's amendment to the voting rights associated with the Series D Preferred Stock, NASDAQ staff has determined that the Company has regained compliance with the Rules.

On August 4, 2008, the Company issued a press release announcing the compliance notification, a copy of which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Press release

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2008                    ALANCO TECHNOLOGIES, INC.
                                        By: /s/ John A Carlson
                                        Chief Financial Officer